UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 28, 2014

DineEquity, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15283	95-3038279
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

450 North Brand Boulevard, Glendale, California	91203-2306
(Address of principal executive offices)	(Zip Code)

(818) 240-6055

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02        Results of Operations and Financial Condition.

On October 28, 2014, DineEquity, Inc. (the “Corporation”), a Delaware corporation, issued a press release announcing its third quarter 2014 financial results.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 2.02, including the related information set forth in the press release attached hereto as Exhibit 99.1 and incorporated by reference herein, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 7.01        Regulation FD Disclosure.

On October 28, 2014 the Corporation announced that the Board of Directors of the Corporation declared a fourth quarter cash dividend of $0.875 per share of common stock, payable on January 9, 2015 to the Corporation’s stockholders of record as of December 3, 2014.  The Corporation also announced that its Board of Directors approved an increase of its share repurchase authorization, effective immediately, to $100 million from the remaining $40 million share repurchase authorization previously announced by the Corporation in February 2013.  A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

The information contained in this Item 7.01, including the related information set forth in the press release attached hereto as Exhibit 99.2 and incorporated by reference herein, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 9.01.     Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description
99.1	Press Release Regarding Third Quarter 2014 Financial Results issued by the Corporation on October 28, 2014.
99.2	Press Release Regarding Declaration of Dividend and Share Repurchase Authorization issued by the Corporation on October 28, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 28, 2014	DINEEQUITY, INC.

	By:	/s/ Thomas W. Emrey
Thomas W. Emrey Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Press Release Regarding Third Quarter 2014 Financial Results issued by the Corporation on October 28, 2014.
99.2	Press Release Regarding Dividend Declaration and Share Repurchase Authorization issued by the Corporation on October 28, 2014.